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                                                                 Exhibit 10.6


THIS LEASE, dated September 10, 1992 , between ShoreBreeze Associates ("Lessor") and SEGA Corporation ("Lessee").

1. PREMISES: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term and subject to the agreements, conditions and provisions hereinafter set forth, to each and all of which Lessor and Lessee hereby mutually agree, the following described premises (the "Premises") Suites 103 and 200 totalling 28,106 rentable square feet located feet located at 255 Shoreline Drive, Redwood City, CA. As used in this Lease the term "Building" means the land and other real property described in Exhibit A attached hereto, the building constructed or being constructed thereon, and all other improvements on or appurtenances located thereon.

2. TERMS, COMPLETION OF IMPROVEMENTS: The term of this Lease shall commence on December 1, 1992, and, unless sooner terminated as hereinafter provided, shall end on March 15, 1996. If Lessor, for any reason what-soever, cannot deliver possession of the Premises to Lessee at the commencement of said term, in accordance with the terms hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event, rental shall be waived for the period between the commencement for said term and the time when Lessor can deliver possession. No delay in delivery of possession shall operate to extend the term hereof. Prior to the commencement of the term hereof, Lessor shall construct or install in the Premises the improvements to be constructed or installed by Lessor pursuant to the provisions of Exhibit B. The Premises shall be deemed completed and possession delivered when Lessor has substantially completed these improvements subject only to the completion of items on Lessor's architect's punch list, and Lessee shall accept the same upon notice from Lessor that such improvements have been so completed. Lessor shall use its best efforts to advise Lessee of the anticipated date of completion at least thirty (30) days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Lessor. Notwithstanding the foregoing, in the event that Lessor shall for any reason be unable to deliver the Premises to Lessee in accordance with this paragraph 2 on or before N/A *, this Lease shall terminate without liability to either party.

   * See Addendum to Lease

3. RENTAL: (a)Lessee shall pay to Lessor throughout the term of this Lease as rental for the Premises One Million Eight Hundred Eighty Seven Thousand Three Hundred Ten and 00/100s Dollars ($ 1,887,310.00) (the "Base Rent")
   (subject to adjustment as provided in paragraphs 3(b), 3(c) and 4 below) which rental shall be payable monthly in installments of Forty Seven
   Thousand Seven Hundred Eighty and 00/100' s Dollars ($ 47,780.00) each on or before the first day of the first full calendar month of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof, in the event the term of this Lease commences on a day other than the first day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated. Rental shall be paid to Lessor, without deduction or offset, in lawful money of the United States of America at 800
   S. Claremont St., Suite 201, San Mateo, CA 94402, or to such other person or at such oilier place as Lessor may from time to time designate in writing.

4. LESSEE'S SHARE OF INCREASED COSTS: (a) The rental payable during each calendar year or part thereof during the term of this Lease subsequent to the calendar year 1992 (the calendar year 1992 being hereinafter referred to as the "Base Year") shall be increased by Lessee's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Lessor in such year over Operating Expenses paid or incurred by Lessor in the Base Year. In no event shall the rental payable under this paragraph 4(a) be less than the Base Rent, as the same may from time to time be adjusted, referred to in paragraph 3 above. As used herein, "Lessee's Percentage Share" shall be computed by dividing the number of square feet of ??? rentable in the Premises (in Paragraph 10 by the total number of square feet of net rentable in the Building. As used herein, "Operating Expenses" shall mean (i) all costs of management, operation and maintenance of the Building, including, without limitation, wages, salaries, and payroll burden of employees, janitorial, maintenance, guard, and other services, Building office rent or rental value, power, water, waste disposal and other utilities, materials and supplies, maintenance and repairs, insurance, and depreciation on personal property, and (ii) the cost or portion thereof properly allocable to the Building (amortized over such reasonable period as Lessor shall determine together with interest at the rate of 2% over prime per annum on the unamortized balance) of any capital improvements made to the Building by Lessor after the Base Year that reduce other Operating Expenses or made to the Building by Lessor after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed; provided, however, that Operating Expenses shall not include taxes covered under paragraph 4(b) below, depreciation on the Building (other than depreciation on exterior window draperies provided by Lessor and carpeting in public corridors and common areas), costs of tenants' improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (ii) above.

   INITIAL ________________
   RAISER PROPERTY MANAGEMENT COMPANY
   OFFICE LEASE
                                                                          Page 1
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  (b) The rental payable during each tax year (July 1 through June 30) in the term hereof subsequent to the tax year ending June 30, 1992 or, if the assessed valuation of the Building for such tax year does not reflect a valuation as a substantially completed building, then subsequent to the first tax year for which the assessed valuation of the Building reflect a valuation as a substantially completed building (the "Base Tax Year") shall be increased by Lessee's Percentage Share of the total dollar increase, if any, in real property taxes and assessments (and any tax levied wholly or partly in lieu thereof) levied against the Building for such tax year, over such taxes for the Base Tax Year, provided that in no event shall the rental payable hereunder be less than the Base Rent, as the same may from time to time be adjusted, referred to in paragraph 3 above.

  (c) During December of each calendar year or as soon thereafter as practicable, Lessor shall give Lessee written notice of its estimate of amounts payable under paragraphs 4(a) and 4(b) above for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Lessee shall pay to Lessor one-twelfth (1/12) of such estimated amounts; provided that, if such notice is not given in December, Lessee shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Lessor that the amounts payable under either paragraph 4(a) or 4(b) above for the current calendar year will vary from its estimate by more than 10% Lessor shall by written notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee for such year shall be based upon such revised estimate.

  (d) Within ninety (90) days after the close of each calendar year or as soon after such 90-day period as practicable, Lessor shall deliver to Lessee a statement of amounts payable under paragraphs 4(a) and 4(b) above for such calendar year certified by certified accountants designated by Lessor and such certified statement shall be conclusively binding upon Lessor and Lessee. If such statement shows an amount owing by Lessee that is less than the estimated payments for such calendar year previously made by Lessee, it shall be accompanied by a refund of the excess by Lessor to Lessee. If such statement shows an amount owing by Lessee that is more than the estimated payments for such calendar year previously made by Lessee, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of the statement.

  (e) If, for any reason other than the default of Lessee, this Lease shall terminate on a day other than the last day of a calendar year, the amount of increase (if any) in rental payable by Lessee applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred and sixty-five (365).

5. USE: The Premises shall be used for general office purposes and delivery and technical work in coin operating machines. Lessee shall not do or permit to be done in or about the machines Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

6. SERVICES: (a) Lessor shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Lessee, which damage shall be repaired by Lessor at Lessee's expense.

   (b) Lessor shall furnish the Premises with (i) electricity (or lighting and the operation of office machines, (ii) heat and air conditioning from 8:00 a.m. to 6:00 p.m. Monday through Friday, excluding holidays, reasonably required for the comfortable occupation of the Premises, (iii) elevator service, (iv) lighting replacement (for building standard lights,) (v) restroom supplies, and (vi) window washing with reasonable frequency, all during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Lessor shall be responsible for furnishing daily janitorial service on the Premises. Lessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (x) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (y) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Lessor or by the making of necessary repairs or improvements to the Premises or to the Building, or (z) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy serving the Premises or the Building. Lessor shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

   (c) Whenever heat generating machines or equipment or lighting other than building standard lights are used on the Premises by Lessee which affect the temperature otherwise maintained by the air conditioning system, Lessor shall have the right to install supplementary air conditioning units in the Premises, and the costs thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon billing by Lessor. If Lessee installs lighting requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Lessee shall pay Lessor upon billing for the cost of such excess power as additional rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

   (d) Notwithstanding any other provision hereof, in the event that any law, ordinance or other governmental regulation now or hereafter in effect shall impose a limit on the allocation to the Building of any utility or other service, whether or not the same is to be supplied to the Premises by landlord under this paragraph 7, then Lessee shall not use or cause to be consumed on the Premises, nor shall Lessor be required to provide to provide to the Premises hereunder, such utility or other service in an amount or in a manner which would result in the violation by Lessor or Lessee of such law, ordinance or regulation.

7. TAXES PAYABLE BY LESSEE: In addition to the monthly rental and other charges to be paid by Lessee hereunder, Lessee shall reimburse Lessor upon demand for any and all taxes payable by Lessor (other than net income taxes) whether or not now customary (or within the contemplation of the parties hereto: (a) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Lessee, other than building standard tenant improvements made by Lessor, regardless of whether title to such improvements shall be in Lessee or Lessor; (b) upon or measured by the monthly rental payable hereunder, including without limitation, any gross income tax or excise tax levied by the City of Redwood City , the County of San Mateo, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the Premises or any portion thereof; (d) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Lessee so to reimburse Lessor the monthly rental payable to Lessor under this Lease shall be revised to net Lessor the same net rental after imposition of any such tax upon Lessor as would have been payable to Lessor prior to the imposition of any such tax.

8. ALTERATIONS: Lessee will not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Lessor's written consent, which consent shall not be unreasonably withheld. Any alterations, additions or improvements to the Premises consented to by Lessor shall be made by Lessor for Lessee's account, and Lessee shall reimburse Lessor for the cost thereof (including a reasonable charge for Lessor's overhead) within ten (10) days after receipt of a statement. All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or upon the Premises either by Lessee or Lessor, shall immediately become Lessor's property and, at the end of the term hereof, shall remain on the Premises without compensation to Lessee.

9. LIENS: Lessee shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the Premises and the Building from such liens.

   INITIAL _________________
   RAISER PROPERTY MANAGEMENT COMPANY
   OFFICE LEASE
                                                                          Page 2
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10. REPAIRS:  By entry hereunder Lessee accepts the Premises as being in the condition in which Lessor is xxx to deliver the Premises. Lessee shall, at all times during the term hereof and at Lessee's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted, Lessee hereby waiving all rights to make repairs at the expense of Lessor or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1942 or any other law, statue or ordinance now or hereafter in effect. Lessee shall at the end of the term hereof surrender to Lessor the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or elements excepted. Lessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Lessor to Lessee, except as specifically herein set forth.

11. DESTRUCTION OR DAMAGE: If the Premises or the Building are damaged by fire, earthquake, act of God or the elements, Lessor shall forthwith repair the same, subject to the provisions of this section hereinafter set forth, and provided such repairs can, in Lessor's opinion, be made within sixty (60) days, and this Lease shall remain in full force and effect except that, if there shall be damage to the Premises and such damage is not the result of the negligence of willful misconduct of Lessee or Lessee's employees or invitees, an abatement of rental shall be allowed Lessee for such part of the Premises as shall be rendered unusable by Lessee in the conduct of its business during the time such part is so unusable. If such repairs cannot, in Lessor's opinion, be made within sixty (60) days, Lessor may, at its option, upon written notice to Lessee within thirty (30) days after the date of such fire or other casualty, repair or restore such damage, this Lease continuing in full force and effect, but the rent to be partially abated as hereinabove provided. If Lessor does not so elect to make such repairs which cannot be made within sixty (60) days, then Lessor may and (provided the damage affects the Premises or common areas necessary to Lessee's occupancy) Lessee may, by written notice to the other given not less than thirty-one
    (31) nor more than sixty (60) days after the date of such fire or other casualty, terminate this Lease as of the date of such fire or other casualty. Lessor shall not be required to repair any injury or damage by fire, earthquake, act of God or the elements, or to make any repairs or replacements, of any improvements installed in the Premises by or for Lessee, other than building standard tenant improvements made by Lessor, and Lessee shall, at Lessee's sole cost and expenses, repair and restore its portion of such improvements. A total destruction of the Building shall automatically terminate this Lease. Lessee waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

12. INSURANCE AND WAIVER OF SUBROGATION: Lessee shall obtain and, at all times during the term hereof, keep in force, at its own cost, fire and casualty insurance in the amount of One Hundred 100) percent of the actual replacement cost of improvements to the Premises constructed by or for Lessee and general liability insurance with limits of not less than One Million Dollars Dollars ($1,000,000.00 ) for injury or death of any number of persons in one occurrence, and not less than Five Hundred
    Thousand Dollars ($ 500,000.00) for damage to property. The insurance prescribed by this paragraph shall be issued by companies rated at least AAA by Best's Insurance Reports (Properly Liability) or otherwise acceptable to Lessor, shall name Lessor as a co-insured, and shall provide that such policies cannot be cancelled without thirty (30) days prior notice In Lessor. Lessor and Lessee shall each obtain from their respective insurers under all policies of fire, theft, public liability, workmen's compensation and other insurance maintained by either of them at any time during the term hereof insuring or covering the Building or any portion thereof or operations therein, and such policies shall contain, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Lessor and Lessee shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such waiver.

13. INSURANCE AND INDEMNIFICATION: Lessee hereby waives all claims against Lessor for damage to any property or injury to or death of any person in, upon or about the Premises of the Building arising at any time and from any cause other than solely by reason of the gross negligence or willful act of Lessor, its employees or contractors, and Lessee shall hold Lessor harmless from any damage to any properly or injury to or death of any person arising from the use of the Premises or the Building by Lessee, except such as is caused solely by gross negligence or willful act of Lessor, its contractors or employees. The foregoing indemnity obligation of Lessee shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Lessor from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 14 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

14. COMPLIANCE WITH LEGAL REQUIREMENTS: Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Lessee or Lessee's acts.

15. ASSIGNMENT AND SUBLETTING; EARLY TERMINATION: In the event Lessee should desire to assign this Lease or sublet the Leased Premises or any part thereof, Lessee shall give Lessor written notice of such desire at least ninety (90) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period of thirty (30) days following receipt of such notice within which to notify Lessee in writing that Lessor elects either (i) to terminate this Lease as to the space so affected as of the date so specified by Lessee in which event Lessee will be relieved of all further obligations hereunder as to such space, or (ii) to permit Lessee to assign or sublet such space, subject, however, in prior written approval of the proposed assignee or sublessee by Lessor, such consent not to be unreasonably withheld. If Lessor should fail to notify Lessee in writing of such election within said 30-day period, Lessor shall be deemed to have elected option (ii) above, but written approval by Lessor of the proposed assignee or sublessee shall be required. Any rent or other consideration realized by Lessee under any such sublease and assignment in excess of the rental payable hereunder, after amortization of the reasonable cost of work in excess of Building Standard for which Tenant has paid and reasonable subletting and assignment costs, shall be paid in its entirety to Lessor. Lessee's obligation to pay over Lessor's portion of the consideration shall constitute an obligation for rental hereunder. No assignment or subletting by Lessee shall relieve Lessee of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

16. RULES: Lessee shall faithfully observe and comply with the rules and regulations as follows and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Lessor. Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the Building of any off said rules and regulations.

17. ENTRY BY LESSOR: Lessor may enter the Premises with 24 hr. prior notice at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchaser, lenders or tenants, (c) determine whether Lessee is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Lessor to Lessee hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Lessor under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Lessee's vaults, safes and similar areas designated in writing by Lessee and Lessor in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be constructed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Lessee from the Premises, or any portion thereof.

18. EVENTS OF DEFAULT: The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by Lessee: (a) if Lessee shall fail to pay any rental when and as the same becomes due and payable; or (b) if Lessee shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than ten (10) days; or (c) if Lessee shall fail to perform or observe any other term hereof or the rules and regulations described in paragraph 17 to be performed or observed by Lessee, such failure shall continue for more than thirty (30) days after notice thereof from Lessor, and Lessee shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; or (d) if Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under

    INITIAL _________________
    RAISER PROPERTY MANAGEMENT COMPANY
    OFFICE LEASE
                                                                          Page 3
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    any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or (e) if within ninety (90) days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if. within ninety (90) days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Lessee hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

19. TERMINATION UPON DEFAULT: If an Event of Default shall occur, Lessor at any time thereafter may give a written termination notice to Lessee, and on the date specified in such notice (which shall be not less than three days after the giving of such notice) Lessee's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears or rental and all other sums payable by Lessee under this Lease (together with the late charges and interest provided for in paragraph 33 hereof) and all costs and expenses incurred by or on behalf of Lessor hereunder shall have been paid by Lessee and all other breaches of this Lease by Lessee at the time existing shall have been fully remedied to the satisfaction of Lessor. Upon such termination, Lessor may recover from Lessee: (a) the worth at the time of award of the unpaid rental which has been earned as of the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the rate of ten percent (10%) per annum. The worth at the time of award of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rental under clauses (a), (b) and (c) above, the monthly real reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above the amounts last payable by Lessee pursuant to paragraph 4 above and any other monetary obligations of Lessee hereunder.

20. CONTINUATION AFTER DEFAULT: Even though Lessee has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation of efforts to relet the Premises or the appointment of a receiver upon the initiative of Lessor to protect Lessor interest under this Lease shall not constitute a termination of Lessee's right to possession.

21. OTHER RELIEF: The remedies provided for in this Lease are in addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

22. LESSOR'S RIGHT TO CURE DEFAULTS: All agreements and provisions to be performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental except as expressly provided herein. If Lessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days, with regard to any monetary default, and for thirty (30) days, with respect to any other default hereunder, after notice thereof by Lessor, Lessor may, but shall not be obligated so to do, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Lessor on demand, and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of rental.

23. ATTORNEYS' FEES: In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding such amount as the court may adjudge reasonable.

24. EMINENT DOMAIN: If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Lessor or Lessee shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Lessee of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Lessee's use of the balance of the Premises. In the event of any taking, Lessor shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced.

25. SUBORDINATION: This Lease shall be subject and subordinated at all times to
    (a) all ground or underlying leases which may hereafter be executed affecting the Building, and (b) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or on or against Lessor's interest or estate therein or on or against all such ground or underlying leases, all at the option of the holder(s) thereof and without the necessity of having future instruments executed on the part of Lessee to effectuate such subordination. Notwithstanding the foregoing, (x) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Lessee hereunder be disturbed if Lessee shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Lessee shall attorn to the Lessor of any such ground or underlying lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained; (y) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Lessee thereunder be disturbed if Lessee shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Lessee shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (z) Lessee agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Lessor.

26. NO MERGER: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies

27. SALE: In the event the original Lessor hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Lessor, or such successor owner, under this Lease accruing, thereafter shall terminate, and thereupon all such liabilities and obligations accruing after the dale of sale or conveyance shall be binding upon the new owner. Lessee agrees to attorn to such new owner.

28. ESTOPPEL CERTIFICATE: At any time and from time to time but on not less than ten (10) days prior written request by Lessor, Lessee shall execute, acknowledge and deliver to Lessor, promptly upon request, an estoppel certificate in the form of Exhibit C hereto. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust of the Building or any part thereof.

29. NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

30. HOLDING OVER: If, without objection by Lessor, Lessee holds possession of the Premises after expiration of the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to the then prevailing monthly rental paid by Lessee at the expiration of the term of this Lease pursuant to all the provisions of paragraphs 3 and 4 above payable in advance on or before the first day of each month. Each party shall give the other written notice at least one month prior to the dale of termination of such monthly tenancy of its intention to terminate such tenancy. Notwithstanding the foregoing, if Lessee holds possession of the Premises after expiration or sooner termination of the term of this Lease notwithstanding Lessor's objection, Lessee shall pay monthly rental at twice the amounts otherwise then payable under the terms hereof.

    INITIAL _________________
    RAISER PROPERTY MANAGEMENT COMPANY
    OFFICE LEASE

32. SECURITY DEPOSIT: Lessee has deposited with Lessor the sum of Forty Seven Thousand Seven Hundred Eighty Dollars ($47,780.00)(the "Deposit"). The Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the provisions of this Lease to be performed or observed by Lessee. In the event Lessee fails to perform or observe any of the provisions of this Lease to be performed or observed by it, then, at the option of Lessor, Lessor may (but shall not be obligated to) apply the Deposit or so much thereof as may be necessary to remedy any default in the payment of rent or to repair damages to the Premises caused by Lessee, and Lessee shall forthwith upon demand restore the Deposit to the sum so specified. Any remaining portion of the Deposit shall be returned to Lessee upon expiration of this lease.

33. LATE CHARGE AND INTEREST: (a) Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Building. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor when due, Lessee shall pay to Lessor a late charge lump sum equal to 8% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising-any of the other rights and remedies granted hereunder.

    (b) Any amount due to Lessor, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Lessee.

34. WAIVER: The waiver by Lessor of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provisions herein contained, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee in strict accordance with said terms. The subsequent acceptance of rental hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any agreement, condition or provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rental.

35. NOTICES: All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Lessee at 255 Shoreline Drive, Redwood City, CA or to such other place as Lessee may from time to time designate in a notice to Lessor; to Lessor at 800 S. Claremont Street, Suite 201, San Mateo, CA 94402, or to such other place as Lessor may from time to time designate in a notice to Lessee; or, in the case of Lessee, delivered to Lessee at the Premises. Lessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

36. BROKERAGE COMMISSION: Lessor and Lessee warrant that they have no contract or dealings regarding this Lease through any licensed real estate broker other than Cornish & Carey and Blickman Turkus/Cushman + Wakefield co-brokers procuring side whose commission shall be paid by Lessor, or any other person who can claim a right to commission or finder's fee as a procuring cause of this Lease. In the event that any other broker or finder perfects a claim for commission or finder's fee in connection with this Lease, the party through whom the broker or finder makes its claim shall indemnify, hold harmless and defend the other party from said claim and all costs and expenses, including reasonable attorneys' fees, incurred by the other party in defending against the same.

37. COMPLETE AGREEMENT: There are no oral agreements between Lessor and Lessee affecting this Lease, and this Lease supercedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Lessor and Lessee or displayed by Lessor to Lessee with respect to the subject matter of this Lease or the Building. There are no representations between Lessor and Lessee other than those contained in this Lease.

38. CORPORATE AUTHORITY: If Lessee signs as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby covenant and warrant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each of the persons signing on behalf of the corporation were authorized to do so.

39. MISCELLANEOUS: The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The exhibit(s) and addendum, if any, attached to this Lease are by this reference made a part hereof. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

40. LESSEE SIGNS: Lessee shall erect no signs on the exterior of the Building or in any of the common areas without the prior written consent of Lessor.

41. EXHIBITS:

    Exhibit Schedule - Addendum to Lease

    Exhibit B - Initial Improvement of Premises (Work Letter)

    Exhibit C - Form of Estoppel Certificate

    Exhibit D - Spaceplan dated 8/18/92

42. OTHER PROVISIONS:

43. RULES AND REGULATIONS: 1. The sidewalks, halls, passages, exits, entrances, elevators, escalators, if any, and stairways of the Building shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation and interests of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Lessee normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Lessee and no employee or invitee of any Lessee shall go upon the roof of the building.

    2. Except as authorized by a Lease, no sign, placard, picture, name, advertisement of notice visible from the exterior of any Lessee's premises shall be inscribed, painted, affixed or otherwise displayed by any Lessee on any part of the Building without the prior written consent of Lessor.
    Lessor will adopt and make available to Lessee general guidelines relating to signs inside the Building on the office floors. Lessee agrees to conform to such guidelines, but may request approval of Lessor for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Lessee by a person approved by Lessor, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

    INITIAL _________________
    RAISER PROPERTY MANAGEMENT COMPANY
    OFFICE LEASE

  3. The premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No smoking shall be done or permitted by any Lessee on the premises, except that use by the Lessee of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, code, ordinances, rules and regulations. Lessor shall allow Lessee's use of a microwave and vending machines.

  4. No Lessee shall employ any person or persons other than the janitor of Lessor for the purpose of cleaning the premises, unless otherwise agreed to by Lessor in writing. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Building for the purpose of cleaning the same. No Lessee shall cause any unnecessary labor by reason of such Lessee's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:00 P.M. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

  5. Lessor will furnish each Lessee free of charge with two keys to each door lock in the premises. Lessor shall require payment of a $10 ($5.00 of which is refundable upon return of keys) deposit for each additional key provided to Lessee. No Lessee shall have any keys made. No Lessee shall alter and lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Lessor. Lessee shall in each case furnish Lessor with a key for any such lock. Each Lessee, upon the termination of its tenancy, shall deliver to Lessor all keys to doors in the Building which shall have been furnished to Lessee.

  * Lessee's initial key order shall be at no charge up to a maximum of 100 keys.

  6. Heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such properly from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Lessee. The persons employed to move such property in or out of the Building must be acceptable to Lessor

  7. No Lessee shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or without Lessor's prior written approval, use any method of healing or air conditioning other than that supplied by Lessor. No Lessee shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations; or interfere in any way with other Lessees or those having business therein.

  8. The directory of the Building will be provided for the display of the name and location of Lessees and a reasonable number of the principal officers and employees of Lessees, and Lessor reserves the right to exclude any other names therefrom. Any additional name which Lessee shall desire to place upon said bulletin board must first be approved by Lessor, and, if so approved, charge will be made therefor.

  9. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Lessor. In any event, with the prior written consent of Lessor, such items shall be installed on the office side of Lessor's standard window covering and shall in no way be visible from the exterior of the Building.

  10. No Lessee shall obtain for use in the premises, ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Lessor. Lessor shall allow Lessee's use of a microwave and vending machines.

  11. Each Lessee shall see that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Lessee or Lessee's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Lessee shall make good all injuries sustained by other tenants or occupants of the Building or Lessor. On multiple-tenance floors, all Lessees shall keep the doors to the Building corridors closed at all times except for ingress and egress.

  12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

  13. Except with the prior written consent of Lessor, no Lessee shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the premises, nor shall any Lessee carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Lessee be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Lessee's lease.

  14. No Lessee shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

  15. There shall not be used in any space, or in the public halls of the Building, either by any Lessee or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Lessor may approve. No other vehicles of any kind shall be brought by any Lessee into the Building or kept in or about its premises.

  16. Each Lessee shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Redwood City without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Lessor shall designate.

  17. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each Lessee shall cooperate to prevent the same.

  18 The requirements of the Lessees will be attended to only upon application by telephone or in person at the office of the Building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor.

  19. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular Lessee or Lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other Lessee or Lessees, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the Lessees of the Building.

  20. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

  21. Lessor reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safely, care and cleanliness of the Building and for the preservation of good order therein.

  22. Proper protection of carpeting is required such as plastic carpet protectors under wheeled chairs.



IN WITNESS WHEREOF, the parties have executed this Lease dated the day and year first above written.

LESSEE:  SEGA CORPORATION        LESSOR: SHOREBREEZE ASSOCIATES


By   /s/ [ILLEGIBLE]^^           By   /s/ [ILLEGIBLE]^^
     ---------------------          -------------------------


         [ILLEGIBLE]^^                  General Partner^^
     ---------------------          -------------------------

  INITIAL _________________
  RAISER PROPERTY MANAGEMENT COMPANY
  OFFICE LEASE

                                SHOREBREEZE II
                                --------------

                                  WORK LETTER

                        INITIAL IMPROVEMENT OF PREMISES

                                  "EXHIBIT B"


1.  THE IMPROVEMENTS
    ----------------

    Lessor, through its General Contractor, shall furnish and install within the Premises those items of general construction (the "improvements") shown on those plans attached hereto as Exhibit "D" to the Lease. As its contribution to the Improvements referred to above, Lessor shall bear the cost of the following Tenant Improvement items pursuant to Exhibit "D".

    A.  PARTITIONS
        ----------

        Standard partition will be ceiling height with five-eights inch gypsum board an each side of two-and-one-half-inch metal stud. All appropriate gypsum board surfaces to be finished with building standard eggshell latex paint.

    B.  DOORS, FRAMES AND HARDWARE
        --------------------------

        Entry Door will be solid core stone washed white oak, double set in a hollow metal frame. Hardware will be heavy-duty lever-action latchset with a polished chrome finish. Interior doors will be paint grade solid core full height.

    C.  FLOOR COVERINGS
        ---------------

        Carpet in all tenant office areas, selected from the building standard finish selections. Building standard rubber base on perimeter of all wall surfaces.

    D.  CEILINGS
        --------

        Ceiling will be a suspended 2'x2' acoustical ceiling with fissured mineral fiber panels throughout the tenant office area. Reception area and main conference room will be coffered sheetrock with recessed lighting.

    E.  LIGHT FIXTURES
        --------------

        2'x4' recessed, parabolume "SP 35" fluorescent light fixtures.

    F.  SWITCHES
        --------

        Switches, electrical outlets and telephone outlets, fire sprinkler heads and exit signs provided as required.

    G.  HEATING, VENTILATION AND AIR CONDITIONING
        -----------------------------------------

        HVAC system will be a variable air-volume system with multiple thermostatically-controlled zones to meet requirements.

    H.  SIGNAGE
        -------

        Landlord will provide a suite number with the firm name, using the building standard character and sign plate.

    I.  WINDOW COVERINGS
        ----------------

        Levelor blinds on all exterior windows. Color to be selected be selected by landlord.

    J.  GLAZING
        -------

        1/4" plate extending from floor to ceiling. Frame painted to match wall color.

    Tenant shall provide, install and pay for telephone and computer cable and all furniture and fixtures.

                                   EXHIBIT C
                                Tenant Estoppel
                                ---------------

To:



Re:  Lease dated:_______________________    Amended:________________________

     Landlord:__________________________    Tenant:_________________________

     Premises:_________ square feet of net rentable area in the building located at___________________________, Suite________, City of_________,

     State of____________________.


As the lessee or tenant under the Lease defined below, the undersigned hereby certifies to

                , which has made or is about to make a loan to the above-defined Landlord secured in part by a mortgage or deed of trust covering the above-defined Premises and an assignment of the Landlord's interest in the Lease, the truth and accuracy of the following statements pertaining to the Lease:

1. A true, correct and complete copy of the lease described above and all amendments, guaranties, security agreements, subleases, assignments and other related documents are attached as Exhibit "A" (together referred to
                                             -----------
     as the "Lease"). The Lease as defined herein is in full force and effect and there are no other agreements or understandings between Landlord and Tenant and/or guarantor which relate to the Premises.

2. The Lease is for an original term of ___ years which commenced on _______ and will expire/has expired on ____________. The undersigned Tenant has no rights to renew or extend the term of the Lease or any expansion rights under the Lease, except those (if any) set forth in the Lease. The undersigned Tenant has exercised its option to extend the original term through ___________________.

3. The undersigned Tenant entered into occupancy of the Premises on _____________, 19__, is presently in possession of and occupies the Premises for purposes permitted under the Lease, and has been paying rent since ___________. The Premises consist of__________square feet of net rentable area.

4. Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of the lease as specified in the Lease. The undersigned represents that the improvements and space required to be furnished according to the Lease have been duly completed and accepted by the undersigned and that the Premises are in good condition, satisfactory to the undersigned and not in need of repair as of the date of this Certificate.

5. The fixed annual rent under the Lease is $_______and no moneys have been paid in advance of the due date set forth in the Lease described above,
                                               ------------
     except___________________________. The undersigned has on deposit with Landlord the sum of____________________Dollars ($________) [in cash,] as security deposit or for other purposes stated in this Lease.

6. All monthly rental and other rentals under the Lease including the payment of any taxes, utilities, common area maintenance payments or other charges that are currently due have been paid, except_____________________; all such rentals are being paid on a current basis without any claims for offsets or deductions.

7. No monetary or other concessions or considerations (including, but not limited to, rental concessions, by the Landlord, tenant improvements in excess of building standard, or Landlord's assumption of prior lease obligations of the Current Tenant) have been granted to Tenant except:
     _____________________________.

8. There are ??? uncured defaults by Landlord under this Lease, and the undersigned ??? of no events or conditions which if uncured shall with the passage of time or notice or both, constitute a default by Landlord under the Lease. There are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord.

9. The undersigned has no option or preferential right to purchase the Premises or the building of which the Premises are a part, nor any right, title or interest with respect to the Premises other than as tenant under the Lease.

10.  The undersigned acknowledges, in the event     acquires the Premises
     through foreclosure or thorough a transfer of title in lieu of foreclosure,
     that: (i)   assumes no liability for any of the undersigned's security deposits or sums escrowed with Landlord for taxes unless or until
     actually receives such security deposits or sums; (ii)     shall not be
     liable for any act or omission of any prior landlord (including Landlord),
     nor shall   be obligated to cure any defaults of any prior landlord
     (including Landlord) under the Lease which occurred prior to the time that
     succeeded to the interest of Landlord; (iii)       shall not be subject to
     any offsets or defenses which the undersigned may be entitled to assert
     against any prior landlord (including Landlord); (iv)   shall not be bound
     by any payment of rent or additional rent by the undersigned to any prior landlord (including Landlord) for more than two (2) months in advance; (v) shall not be bound by any amendment or modification of the Lease made
     without the prior written consent of     ; (vi) the undersigned shall be
     subject to any rights of     with respect to insurance and condemnation
     proceeds; and, (vii) the undersigned shall attorn to     as its lessor
     under the Lease immediately and automatically upon acquisition of the Premises.

11. The undersigned acknowledges: (a) that there have been no modifications or amendments to the Lease other than herein specifically stated;
     (b) that it has not notice of a prior assignment, hypothecation or pledge of rents or of Landlord's interest in the Lease; (c) that no prepayment or reduction of rent and no modification, termination or
     acceptance of surrender of the Lease will be valid as to     without the
     prior written consent of       ; and, (d) that notice of the proposed
     assignment of Landlord's interest in the Lease may be given to the undersigned by Certified or Registered Mail, Return Receipt Requested, at the Premises, or a otherwise directed below.

12. The undersigned is not the subject of any bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings.

13. Under the Lease, the undersigned is entitled to the use of_____________ parking spaces; such spaces are (check one) assigned [ ] or unassigned [x].

14. The undersigned has not dumped, spilled, stored, released or in any other manner deposited any oil, fuels, gases, pesticides, DOT, lead, paints or solvents, cyanide, acids, ammonium compounds or other chemicals, trash, garbage or other solid wastes or hazardous substances on or about the Premises. The undersigned has received no notice of and has no knowledge of any violation or claimed violation of any law, rule or regulation relating to such materials or wastes.

       Dated:____________________, 19____

       TENANT:___________________________

              By:________________________

              Title:_____________________

Address to which notices are to be sent to Tenant if other than to the Premises.

_______________________________________
_______________________________________
_______________________________________
_______________________________________

                               Addendum to Lease
                               -----------------
                               Sega Corporation
                               ----------------

1.   Occupancy Date/Schedule:
     -----------------------
     It is agreed that the final floorplan must be approved by lessor and Lessee no later than September 21, 1992 in order to complete the improvements and provide occupancy by December 1,1992.

     Any delay in completion that is caused by either Lessee's inability to provide approved floorplans by such date, or changes to the plan after final approval, shall not delay the commencement of the Lease and rental obligations.

2.   Tenant Improvements:
     -------------------
     Lessor shall build out the premises, at their cost, according to a mutually agreed upon floorplan using building standard materials and finishes. Any changes made to the floorplan after final spaceplan has been agreed upon shall be at Lessor's expense as long as any such changes do not increase the total cost of the improvements beyond $651,553.00. Any changes that result in total costs exceeding this amount shall be paid by Lessee.

3.   Moving Allowance:
     ----------------
     Upon Lessee's occupancy of the premises, Lessor shall provide an allowance of $1.00 per rentable square feet, totalling $28,106.00, to cover moving costs.

5.   Communication Conduit:
     ---------------------
     Lessor, at Lessor's sole cost and expense, shall provide and maintain conduit, as is needed by Lessee, between the separate buildings and different floors within the same building. Such conduit shall accommodate the telephone, computer and other communication cabling. Lessor's responsibility for such conduit shall include all space occupied by Lessee whether it be direct or sublease space.

6.   Parking:
     -------
     Lessee shall be provided with 93 non-assigned parking spaces at no charge.

7.   After Hours Usage:
     -----------------
     The HVAC building hours are 8.00 A. M. to 6:00 P.M. Monday through Friday. Additional hours are accessed through a telephone voice system and billed on a monthly basis at $20.00 per hour.

8.   Option:
     ------
     Lessor grants Lessee an option to renew for three (3) years at "Market Rate". This option must be exercised in writing to Lessor no later than one hundred eighty (180) days prior to the expiration of the Lease. "Market Rate" which shall be, on any Adjustment date, the effective rental rate, determined on a full service basis per rentable square foot, at which comparable space in the Redwood Shores area is being leased, at the time of the Adjustment Date, to comparable tenants renting for a Comparable Term (as hereinafter defined) the approximate amount of rentable square feet then occupied by Tenant. If Landlord and Tenant are unable to agree upon Market Rate on or before a date which is ninety (90) days prior to the Adjustment Date, the Market Rate shall be determined by arbitration. If it is submitted to arbitration, each of the parties shall select one arbitrator, and the two so selected shall select a third. Each party shall bear the entire cost of the arbitrator selected by such party and one-half (1/2) the cost of the third arbitrator. A majority of the arbitrators shall determine the Market Rate and that decision shall be conclusive and binding upon the parties. Each arbitrator shall be an active professional real estate appraiser and preferably a member of the American Institute of Real Estate Appraisers. If either party fails to select an arbitrator within fourteen (14) days after notice in writing to the other appointment of an arbitrator, the single arbitrator selected shall be the sole arbitrator and his decision shall be conclusive and binding on Landlord and Tenant.

9.   Quiet Enjoyment:
     ---------------
     A satisfactory letter agreement to be provided by Lessor regarding quiet enjoyment of Lessee's sublease space and a first right of refusal.

                           [FLOOR PLAN APPEARS HERE]

                                                              SHOREBREEZE II
                                                              --------------

                                                              SEGA EXPANSION SP;

                                                              SUITE 510

                                                              3170 Square Feet

                                                              EXHIBIT A
                                                              ---------

                          Amendment No. One to Lease
                          --------------------------




This Amendment, dated March 3, 1993, is by and between ShoreBreeze Associates ("Lessor") and Sega Corporation ("Lessee"). Lessor and Lessee entered into a lease agreement dated September 10, 1992 (the "Lease") for the premises known as Suites 103 and 200 at 255 Shoreline Drive, Redwood City, California and wish to amend such Lease as follows:


Premises:          Effective March 1, 1993, the premises shall be increased by
--------
                   3,170 square feet, commonly known as Suite 510 (Exhibit A" attached), for a new total of 31,276 square feet.


Base Rent:         Effective April 1, 1993, the base rent shall increase by
----------
                   $5,706.00 per month for a new total of $53,486.00 per month.


Lessee's Name:     Lessee's name shall hereby be changed to Sega of America,
--------------
                   Inc.



All other terms and conditions of the Lease shall remain unchanged.




Agreed & Accepted:
------------------


Lessor                                       Lessee
------                                       ------


ShoreBreeze Associates                       Sega of America, Inc.


/s/ [ILLEGIBLE]^^                            /s/ [ILLEGIBLE]^^
---------------------------                  ------------------------
By:                                          By:

  3.10.93                                         3/4/93
---------------                              ----------------
Date                                         Date

                          Amendment No. Two to Lease
                          --------------------------

                             Sega of America, Inc.
                             ---------------------

This Amendment, dated September 7, 1995, is by and between ShoreBreeze Associates ("Lessor") and Sega of America, Inc. ("Lessee"). Lessor and Lessee entered into a lease agreement dated September 10,1992 (the "Lease") for the premises known as Suites 103 and 200 at 255 Shoreline Drive, Redwood City,
                  -----------------------------------------
California. Such Lease was amended per the terms of Amendment No. One to Lease dated March 3,1993 which added Suite 510. Lessor and Lessee agree to further amend the Lease as follows:

Premises:          Effective March 16, 1996, the Premises shall consist of:
---------
                      Suite 100 - 4,556 Square Feet
                      Suite 200 - 21,029 Square Feet
                                  ------------------
                      Total:      25,585 Square Feet
                      -----       ------------------

Termination Date:  March 31, 2001
----------------

Base Rent:         March 16, 1996 - March 31, 1999 .... $58,078.00 per month
---------
                   April 1, 1999 - March 31, 2001  .... $59,358.00 per month

Free Rent:         Lessee shall pay no rent on the above premises only during
---------
                   the period December 1, 1995 through March 31, 1996.

Option to Extend:  Lessee shall have a one-time option to extend the terms of
----------------
                   this Lease for an additional five (5) years at Fair Market Value. Fair Market Value shall be, on the adjustment date, the effective rental rate, determined on a full service basis per rentable square foot, at which comparable space in the Redwood Shores area is being leased to comparable tenants renting for a Comparable Term. This option applies only to the entire premises leased. Lessee must give Lessor at least twelve (12) months prior written notice of their intention to exercise such option. At the time such option is exercised, the Lease shall be in full force and effect and no default on the part of Lessee shall have occurred and be continuing.

Amendment No. Two to Lease
--------------------------

Page Two
--------




All other terms and conditions of the Lease shall remain in effect and unchanged.


Agreed & Accepted:
------------------

Lessor: ShoreBreeze Associates                Lessee: Sega of America, Inc.
------                                        --------


/s/ [ILLEGIBLE]^^                              /s/ [ILLEGIBLE]^^
----------------------                        ------------------------------

Date:     9/11/95                             Date:     9/7/95
     -----------------                             -------------------------


Shorebreeze Associates,
a California Limited Partnership

By:     Redwood Shores MIP Inc.,
        A California corporation,
        General Partner

By:     /s/ Carl C. Gregory, III
        --------------------------
        Carl C. Gregory, III
        President

                         Amendment No. Three to Lease
                         ----------------------------

                             Sega of America, Inc.
                             ---------------------


This Amendment, dated November 21, 1995, is by and between ShoreBreeze Associates ("Lessor") and Sega of America, Inc. ("Lessee"). Lessor and Lessee entered into a lease agreement dated September 10,1992 (the "Lease") for the premises known as Suites 103 and 200 at 255 Shoreline Drive, Redwood City, California. Such Lease was amended per the terms of Amendment No. One to Lease dated March 3, 1993 which added Suite 510. The Lease was further amended per the terms of amendment No. Two to Lease. Lessor and Lessee agree to further amend the Lease as follows:

Premises:           Effective March 16,1996, the Premises shall consist of:
---------
                      Suite l00 -  4,556 Square Feet
                      Suite 200 - 21,029 Square Feet
                      Suite 510 -    370 Square Feet
                                  ------------------
                      Total:      28,755 Square Feet
                      -----       ------------------

Termination Date:   Suite 510:          October 31,1999
-----------------
                    Suites 100 a 200:   March 31, 2001

Base Rent:          Suites 100 & 200:
----------          ----------------
                    March 16, 1996 - March 31,1999 .... $58,078.00 per month
                    April 1, 1999 - March 31, 2001 .... $59,358.00 per month

                    Suite 510: $7,133.00 per month
                    ---------

Free Rent:          Lessee shall pay no rent on 28,106 square feet (the total
----------
                    premises on the first and second floors) during the period
                    December 1,1995 through March 31,1996.


Option to Extend:   Lessee shall have a one-time option to extend the terms of
-----------------
                    this Lease for an additional five (5) years at Fair Market
                    Value. Fair Market Value shall be, on the adjustment date, the effective rental rate, determined on a full service basis per rentable square foot, at which comparable space in the Redwood Shores area is being leased to comparable tenant renting for a Comparable Term. Lessee must give Lessor at least twelve (12) months prior written notice as follows:

Amendment. No. Three to Lease
-----------------------------

Page Two
--------


Option to Extend (Cont.): - Written Notice by November 30, 1998 for Suite 510
-------------------------
                          - Written Notice by March 31, 2000 for Suites 100/200*

                          * It is understood that this option is only for Suite
                            100 and 200 combined and cannot be exercised separately.

                          In addition, in order for Lessee to exercise such Option, the Lease shall be in full force and effect and no default on the part of Lessee shall have occurred and be continuing.

All other terms and conditions of the Lease shall remain in effect and unchanged.

Agreed & Accepted:
------------------

Lessor: ShoreBreeze Associates         Lessee: Sega of America, Inc.
------                                 -------


/s/ [ILLEGIBLE]^^                       /s/ [ILLEGIBLE]^^
----------------------------            ---------------------------------

Date:     12/12/95                      Date:    12/7/95
     -----------------------                 ----------------------------